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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 October 6, 2005
                Date of Report (Date of earliest event reported)


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                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)


            Maryland                       1-4141               13-1890974
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Amendment of a Material Definitive Agreement

     On October 6, 2005 the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") increased to $8,000 the annual retainer paid to each Board committee chair, except with respect to the chair of the Audit Committee whose annual retainer was increased to $10,000. In addition, the Board also established an annual retainer of $120,000 for the director designated by the Board as the lead director. The Board actions were effective October 6, 2005.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 6, 2005, the Board of Directors of the Company approved amending and restating the Company's by-laws. The amended and restated by-laws are effective October 6, 2005 and reflect the following changes:

     o Reducing the number of days' notice required for meetings of the Company's Board of Directors from five days to one day, deleting requirements specifying how and where notice of board meetings is to be given and adding a provision specifying that attendance at a meeting constitutes a waiver of the notice otherwise required for that meeting.

     o Providing that the Board of Directors may designate the Chairman of the Board as an Executive Chairman of the Board and assign to him such additional duties as the Board deems appropriate, and deleting that the Chief Legal Officer is one of the expressly named officers.

     o Clarifying that the Chairman of the Board is subject to the supervision of the Board.

     o Providing for the election of Senior Vice Presidents and such other officers as the Board may deem appropriate.

     o Clarifying that the Chief Executive Officer is an ex officio member of certain committees, not including those with compensation or audit responsibilities, only if a member of the Board.

     o Non-substantively changing provisions to address consistency in the use of terms and matters of form.

     A copy of the Company's amended and restated by-laws is filed as Exhibit
3.1 hereto and incorporated by reference herein

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.        Description
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                  3.1            Amended and Restated By-Laws




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2005


                             THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                             By:  /s/ Mitchell P. Goldstein
                                  -------------------------------------------
                                  Name:   Mitchell P. Goldstein
                                  Title:  Executive Vice President,
                                          Chief Financial Officer & Secretary


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                                  EXHIBIT INDEX



              Exhibit No.        Description
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                  3.1            Amended and Restated By-Laws